UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 23, 2009

ROYAL GOLD, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-13357	84-0835164
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1660 Wynkoop Street, Suite 1000, Denver, CO	80202-1132
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:  303-573-1660

N/A
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

On Friday, July 24, 2009, Royal Gold, Inc. (“Royal Gold”) issued a press release announcing the results of an Ontario Superior Court decision confirming Royal Gold’s Holt royalty interest.  The press release is filed herewith as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release dated July 24, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Royal Gold, Inc.
(Registrant)

	By:	/s/ Bruce C. Kirchhoff
	Name:	Bruce C. Kirchhoff
	Title:	Vice President and General Counsel

Dated: July 28, 2009

Exhibit Index

Exhibit No.

99.1	Press Release dated July 24, 2009